UPRIGHT FUNDS

on behalf of its separate series

UPRIGHT ASSETS ALLOCATION PLUS FUND

Supplement dated October 4, 2017

to the Statement of Additional Information dated June 12, 2017

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The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated June 12, 2017 and should be read in conjunction with such Statement of Additional Information.

1.  Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

2.  The Section entitled “Description of the Trust”

Independent Registered Public Accounting Firm.  Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements of the Fund.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.